Equitable Equitable Holdings Resegmentation Notable Items Supplement October 22, 2025

Resegmentation Notable Items Supplement Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Equitable Holdings, Inc. (“Holdings”) and its consolidated subsidiaries. These forward-looking statements include, but are not limited to, statements regarding projections, estimates, forecasts and other financials and performance metrics and projections of market expectations. “We,” “us” and “our” refer to Holdings and its consolidated subsidiaries, unless the context refers only to Holdings as a corporate entity. There can be no assurance that future developments affecting Holdings will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (i) conditions in the financial markets and economy, including the impact of geopolitical conflicts, changes in tariffs and trade barriers, and related economic conditions, equity market declines and volatility, interest rate fluctuations, impacts on our goodwill and changes in liquidity and access to and cost of capital; (ii) operational factors, including reliance on the payment of dividends to Holdings by its subsidiaries, protection of confidential customer information or proprietary business information, operational failures by us or our service providers, potential strategic transactions, changes in accounting standards, and catastrophic events, such as the outbreak of pandemic diseases; (iii) credit, counterparties and investments, including counterparty default on derivative contracts, failure of financial institutions, defaults by third parties and affiliates and economic downturns, defaults and other events adversely affecting our investments; (iv) our reinsurance and hedging programs; (v) our products, structure and product distribution, including variable annuity guaranteed benefits features within certain of our products, variations in statutory capital requirements, financial strength and claims-paying ratings, state insurance laws limiting the ability of our insurance subsidiaries to pay dividends and key product distribution relationships; (vi) estimates, assumptions and valuations, including risk management policies and procedures, potential inadequacy of reserves and experience differing from pricing expectations, amortization of deferred acquisition costs and financial models; (vii) our Asset Management segment, including fluctuations in assets under management and the industry-wide shift from actively-managed investment services to passive services; (viii) recruitment and retention of key employees and experienced and productive financial professionals; (ix) subjectivity of the determination of the amount of allowances and impairments taken on our investments; (x) legal and regulatory risks, including federal and state legislation affecting financial institutions, insurance regulation and tax reform; (xi) risks related to our common stock and (xii) general risks, including strong industry competition, information systems failing or being compromised and protecting our intellectual property. Forward-looking statements, including any financial guidance, should be read in conjunction with the other cautionary statements, risks, uncertainties and other factors identified in Holdings’ filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. This presentation and certain of the remarks made orally contain Non-GAAP financial measures. Non-GAAP financial measures include Non-GAAP operating earnings, and Non-GAAP operating EPS. Information regarding these and other Non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, is provided in our quarterly earnings press releases and in our quarterly financial supplements, which are available on our Investor Relations website at ir.equitableholdings.com. The Company has presented forward-looking statements regarding Non-GAAP operating earnings, Non-GAAP operating earnings per share and Adjusted operating margin at AB. These Non-GAAP financial measures are derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from these Non- GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of forward-looking adjusted operating earnings per share and payout ratio targeted to Non-GAAP operating earnings to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s future financial results. These Non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others changes in connection with quarter-end and year-end adjustments. Any variations between the Company’s actual results and preliminary financial data set forth above may be material. 2

# Non-GAAP operating earnings[1], adjusted for notable items

| | 2023 | 1Q'24 | 2Q'24 | 3Q'24 | 4Q'24 | 2024 | 1Q'25 | 2Q'25 | 1H'25 |
|---|---|---|---|---|---|---|---|---|---|
| **Retirement** | | | | | | | | | |
| Reported | 1,378 | 382 | 410 | 416 | 383 | 1,591 | 377 | 351 | 728 |
| *Notable Items* | *34* | *(1)* | *8* | *(2)* | *10* | *15* | *5* | *14* | *19* |
| **Adj. for Notables** | **1,412** | **381** | **418** | **414** | **393** | **1,606** | **382** | **365** | **747** |
| **Asset Management** | | | | | | | | | |
| Reported | 411 | 106 | 101 | 111 | 161 | 479 | 126 | 131 | 257 |
| *Notable Items* | *(23)* | *(9)* | - | - | - | *(9)* | - | - | - |
| **Adj. for Notables** | **388** | **97** | **101** | **111** | **161** | **470** | **126** | **131** | **257** |
| **Wealth Management** | | | | | | | | | |
| Reported | 158 | 42 | 44 | 49 | 47 | 182 | 45 | 50 | 95 |
| *Notable Items* | - | - | - | - | - | - | - | - | - |
| **Adj. for Notables** | **158** | **42** | **44** | **49** | **47** | **182** | **45** | **50** | **95** |
| **Corporate & Other** | | | | | | | | | |
| Reported | (284) | (53) | (60) | (59) | (76) | (248) | (127) | (180) | (307) |
| *Notable Items* | *179* | *10* | *23* | *22* | *17* | *72* | *8* | *80* | *88* |
| **Adj. for Notables** | **(105)** | **(43)** | **(37)** | **(37)** | **(59)** | **(176)** | **(119)** | **(100)** | **(219)** |
| **Total Company** | | | | | | | | | |
| Reported | 1,663 | 477 | 495 | 517 | 515 | 2,004 | 421 | 352 | 773 |
| *Total Notable Items* | 189 | 1 | 30 | 20 | 26 | 77 | 13 | 95 | 108 |
| **Adj. for Notables** | **1,852** | **478** | **525** | **537** | **541** | **2,081** | **434** | **447** | **881** |
| EPS Reported | 4.50 | 1.39 | 1.43 | 1.58 | 1.55 | 5.92 | 1.30 | 1.10 | 2.43 |
| *Total Notable Items* | 0.54 | 0.00 | 0.09 | 0.06 | 0.08 | 0.24 | 0.04 | 0.31 | 0.35 |
| **EPS Adj. for Notables** | 5.04 | 1.39 | 1.52 | 1.64 | 1.63 | 6.16 | 1.34 | 1.41 | 2.78 |

[1]Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of certain items; Please see detailed Non-GAAP reconciliation on slide 4.
Certain figures may not sum due to rounding.

EQUITABLE HOLDINGS
Resegmentation Notable Items Supplement 3

Resegmentation Notable Items Supplement Reconciliation of Non-GAAP and other financial disclosures 4